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                                                                 EXHIBIT 10.24

                         VIRTUAL MORTGAGE NETWORK, INC.
                      MASTER REGISTRATION RIGHTS AGREEMENT


          THIS MASTER REGISTRATION RIGHTS AGREEMENT (this "Agreement") which shall be effective as of September 9, 1996, is made and entered into by and among Virtual Mortgage Network, Inc., a Nevada corporation (the "Company"), and the investors whose names and addresses are set forth on the signature pages hereto (the "Investors"). In consideration of the mutual covenants and agreements herein contained, the parties, intending to be legally bound, hereby agree as follows:

          1.   Definitions.  For purposes of this Agreement:
               -----------

               (a) the term "AGF Common Stock" means the 250,000 shares of Common Stock issued to American Growth Fund I, LP, a California limited partnership ("AGF"), on March 21, 1995;

               (b) the term "AGF Warrants" refers to the warrant to purchase 175,000 shares of Common Stock granted to AGF on March 21, 1995;

               (c) the term "bona fide public offering" means an underwritten
                             ---- ----
     public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended ("1933 Act"), covering the offer and sale of Common Stock of the Company in which aggregate proceeds to the Company and the Investors exceed $10,000,000;

               (d) the term "Common Stock" means the Company's authorized voting common stock, $.001 par value, and any class of securities issued in exchange for the Common Stock or into which the Common Stock is converted;

               (e) the term "Holder" means any person owning of record Registrable Securities or any permitted assignee thereof in accordance with
     Section 11 hereof;

               (f) the term "Initiating Holders" means the Holders of 60% or more of the Registrable Securities then outstanding;

               (g) the term "Registrable Securities" means: (i) the shares of Common Stock owned by Holders; (ii) any Common Stock issued or to be issued pursuant to
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     conversion of any shares of Series A Preferred Stock; (iii) any Common
     Stock issued or to be issued upon exercise of the AGF Warrants and (v) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, Series A Preferred Stock or AGF Warrants, excluding in all cases, however, any Series A Preferred Stock, the AGF Warrants and any shares of Common Stock issued upon exercise of the AGF Warrants or upon conversion of the Series A Preferred Stock that are sold by a Holder in a transaction in which its rights under this Agreement are not assigned or which may be freely sold without registration under the 1933 Act and without regard to any restrictions set forth in Rule 144 under the 1933 Act;

               (h) the term "Registration Expenses" means all reasonable fees and disbursements of one counsel to the Holders (as a group) and all expenses incurred by the Company in complying with Sections 2, 3 and 14 hereof, including, without limitation, all registration and filing fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but not including the compensation of regular employees of the Company which shall be paid in any event by the Company);

               (i) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with 1933 Act, and the declara-tion or ordering of the effectiveness of such registration statement or document by the Securities and Exchange Commission;

               (j) the term "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and the fees and disbursements of any counsel, other than the primary counsel to the Holders, engaged by the Holders;

               (k) the term "Series A Preferred Stock" refers to the Company's authorized Series A Preferred Stock, $.001 par value; and

               (l) the number of shares of Registrable Securities "then outstanding" shall be the number of

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     shares of Common Stock outstanding which are, and the number of shares of
     Common Stock which upon issuance of then exercisable or convertible securities will be, Registrable Securities.

          2.  Demand Registration Rights.
              --------------------------

              (a) Notwithstanding any other provision of this Agreement, the holders of AGF Common Stock and the AGF Warrants (or shares of Common Stock issued upon exercise of the AGF Warrants) shall not be entitled to demand registration rights under this Section 2 or Section 14 and shall not be deemed Holders for purposes of this Section 2 and Section 14, and the AGF Common Stock and the shares of Common Stock issuable upon exercise of the AGF Warrants shall be excluded from the definition of Registrable Securities for purposes of this Section 2 and Section 14.

              (b) If the Company shall receive, at any time commencing after the consummation of the initial bona fide public offering, a written
                                     ---- ----
     request from the Initiating Holders with respect to the Registrable Securities, that the Company file a registration statement under the 1933 Act covering the registration of at least 60% of the Registrable Securities then out standing (or any lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000), the Company shall promptly give written notice of such request (together with a list of the jurisdictions in which the Initiating Holders intend to attempt to qualify such securities under applicable state securities laws) to all Holders and shall as soon as practicable, subject to the limitations of this Section 2, effect the registration under the 1933 Act of all such Registrable Securities which the Initiating Holders request to be registered, together with all of the Registrable Securities of any other Holder or Holders who so request by notice to the Company which is given within 30 days after the notice from the Company described above. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 180 days; provided, however, that the Company shall not obtain such a deferral more than once in any 12-month period.

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               (c) If the Initiating Holders intend to distribute the
     Registrable Securities covered by their re quest by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such in-formation in the written notice referred to in Section 2(b). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders, by the underwriter, by the Company, and by such Holder) to the extent provided herein.

               (d) All Holders proposing to distribute their securities through such underwriting (together with the Company as provided in Section 4(e)) shall enter into an underwriting agreement in customary form with the representative of the underwriter or under writers selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provisions of this Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof pro rata based on the number of shares for which registration was requested. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and, unless otherwise provided, the Initiating Holders.
     The securities so withdrawn shall also be withdrawn from registration. If the under writer has not limited the number of Registrable Securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

               (e) The Company is obligated to effect only two demand registrations for the Holders pursuant to this Section 2.

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          3.   Piggy-back Registration Rights.  If, at any time, the Company
               ------------------------------
proposes to register (including for this purpose a registration effected by the Company for other stockholders other than at the time of the Company's initial public offering) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration form relating to: (i) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (ii) a registration of securities proposed to be issued in exchange for securities or assets or in connection with a merger or consolidation; or (iii) a registration of securities proposed to be issued in exchange for or upon exercise or conversion of other securities of the Company), the following provisions apply:

               (a) If such registration is made in connection with the initial public offering of the Company's Common Stock in a bona fide public
                                                        ---- ----
     offering, the Company shall promptly give each Holder of the AGF Common Stock and the AGF Warrants written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of any Holder of the AGF Common Stock or the AGF Warrants within 30 days after receipt of such written notice from the Company in accordance with Section 18, the Company shall, subject to the provisions of
     Section 7 (in the case of an underwritten offering), cause to be registered under the 1933 Act all of the Registrable Securities relating to the AGF Common Stock and the Common Stock issuable upon exercise of the AGF Warrants that each such Holder has requested to be registered.

               (b) If such registration is made following the consummation of the initial public offering of the Company's Common Stock in a bona fide
                                                                    ---- ----
     public offering, the Company shall, each such time, promptly give each Holder (including each Holder of the AGF Common Stock and the AGF Warrants that were not sold in connection with the initial public offering of the Company's Common Stock, if any) written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of any Holder given within 30 days after receipt of such written notice from the Company in accordance with Section 18, the Company shall, subject to the provisions of Section 7 (in the case of an underwritten offering), cause to be

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     registered under the 1933 Act all of the Registrable Securities that each such Holder has requested to be registered.

          4.   Obligations of the Company.  Whenever required under this
               --------------------------
Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days;

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as the Company believes shall be reasonably appropriate for the distribution of the securities covered by the registration statement and such jurisdictions as the Holders participating in the offering shall reasonably request, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders and provided there is no exemption from such requirement by reason of the

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     Company's obligation to pay such expenses pursuant to the foregoing provisions of this Section 4, such expenses shall be payable by the selling Holders pro rata, to the extent required by such jurisdiction; and

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          5.   Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, each selling Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects.

          6.   Expenses of Registration.  All Registration Expenses incurred in
               ------------------------
connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered.

          7.   Underwriting Requirements.  The right of any Holder to
               -------------------------
"piggyback" in an underwritten public offering of the Company's securities pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of Section 3 and this Section 7, if the under writer determines that marketing factors require a limitation of the number of shares to be underwritten, and

               (a) if such registration is the first registered offering of the sale of the Company's securities to the public, the underwriter may exclude some or all of the Registrable Securities from such

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     registration and underwriting, provided that the securities of the Company held by officers or directors and by stockholders (other than the Holders of the AGF Common Stock and the Common Stock issuable upon exercise of the AGF Warrants ("Priority Holders")) shall be excluded from such registration to the extent so required, and if a limitation of the number of shares is still required, such shares held by the Priority Holders shall be excluded. The persons that are permitted to sell Common Stock following such limitation shall be permitted to sell their Common Stock in proportion, as nearly as practicable, to the total number of shares held by such persons at the time of the filing of the registration statement and requested to be included in the registration, and

               (b) if such registration is other than the first registered offering of the sale of the Company's securities to the public, the underwriter may exclude some or all Registrable Securities from such registration and underwriting, provided, that the underwriter may only exclude Registrable Securities if no other stockholder of the Company is participating in the registration and underwriting. Any reduction in the number of Registrable Securities included in such registration shall be borne first by any officers or directors and by stockholders other than the Priority Holders to the extent so required, and if a limitation of the number of shares is still required, such shares held by the Priority Holders shall be excluded. The persons that are permitted to sell Common Stock following such limitation shall be permitted to sell their Common Stock in proportion, as nearly as practicable, to the total number of shares held by such persons at the time of the filing of the registration statement and requested to be included in the registration

If any Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          8.   Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

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          9.   Indemnification.  If any Registrable Securities are included in
               ---------------
a registration statement under this Agreement:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors and partners of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they or any of them may become subject under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise from or are based upon any of the following statements, omissions or violations (collectively a "Violation") (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investi-gating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises from or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the

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     Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or under writer or other such Holder or director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director or controlling person in connection with investigation or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim damage, liability or action if such settlement is effected without the prior written consent of the Holder which consent shall not be unreasonably withheld.

               (c) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 9 is applicable but for any reason is held to be unavailable from the Company or any Holder, the Company and the Holders participating in the registration shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and the participating Holders may be subject in such proportion so that the participating Holders are responsible for that portion of the foregoing amount represented by the ratio of the proceeds received by the participating Holders in the offering to the total proceeds received from the offering by the Company and all selling stockholders, and the Company shall be responsible for the portion represented by the ratio of

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     proceeds received by the Company to the total proceeds received by the
     Company and all selling stockholders; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
     Section 9(c), each person, if any, who controls the Company or any Holder within the meaning of the 1933 Act, each officer of the Company who shall have signed the registration statement and each director of the Company shall have the same rights to contribution as the Company.

               (d) No settlement shall be effected without the prior written consent of the Holders participating in a registration unless (i) the obligations of the Company for indemnification or contribution pursuant to this Agreement survive and are not extinguished by reason of the settlement and remain in full force and effect under applicable federal and state laws, rules, regulations and orders or (ii) all claims and actions against the participating Holders and each person who controls a participating holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act are extinguished by the settlement and the indemnifying party obtains a full release of all claims and actions against the participating Holders and each such control person, which release shall be to the reasonable satisfaction of the participating Holders.

               (e) Promptly after receipt by an indemnified party under this
     Section 9 of notice of the commence ment of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall

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     relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

               (f) The obligations of the Company and the Holders under this
     Section 9 shall survive through exercise of the AGF Warrants, the conversion of the Series A Preferred Stock, the completion of any offering of Registrable Securities in a registration statement made under the terms of this Agreement and otherwise.

          10.  Reports Under the 1934 Act.  With a view of making available to
               --------------------------
the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) use its best efforts to make and keep public information available, as those terms are under stood and defined in SEC Rule 144, at all times beginning 90 days after the effective date of the first underwritten public offering of equity securities of the Company;

               (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act;

               (c) furnish to any Holder so long as the Holder owns any Registrable Securities, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time beginning 90 days after the effective date of the first underwritten public offering of equity securities of the Company), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant where securities may be resold pursuant to Form S-3 (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and all other reports and documents filed by the Company with the SEC; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration; and

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               (d) take such action, including the voluntary registration of its common stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to use Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its equity securities to the general public is declared effective.

          11.  Assignment of Registration Rights.  The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities if
(a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and
(b) such transfer is effected in accordance with applicable securities laws; provided, however, no such assignment shall be effective if, immediately following the transfer, the transferee is free to dispose of all of such securities without registration under the 1933 Act and without regard to any restrictions set forth in Rule 144 under the 1933 Act.

          12.  Limitations on Subsequent Registration Rights.  From and after
               ---------------------------------------------
the date of this Agreement, the Company shall not (other than as contemplated by Section 26 hereof), without the prior written consent of the Holders of at least a majority of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would: (a) allow such holder or prospective holder to include such securities in any registration filed under Section 2 hereof if such inclusion would adversely affect the rights of any Holder of Registrable Securities hereunder; or (b) permit such holder or prospective holder to require the Company to initiate any registration of any securities of the Company prior to the earliest date upon which the Holders may demand registration pursuant to
Section 2; or (c) not provide for the conversion of such other holders from demand registration to a piggyback registration in the event the Holders elect to demand registration under this Agreement within 30 days after a demand by such other holders; or (d) permit such holder or prospective holder to "piggyback" in a public offering of the Company's securities, except where such "piggyback" rights are, in all respects, junior to the rights of the Holders.

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          13.  "Market Stand-off" Agreement.  Each Holder hereby agrees that it
               ----------------------------
shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of any Registrable Securities in a market transaction during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that:

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering and to any registration in which any of the Holders of Registrable Securities have rights to participate under the terms of this Agreement (provided that such agreement shall not apply to any shares which are included in any such registration); and

               (b) all officers, directors and significant stockholders (i.e.,
                                                                         ----
     those stockholders who beneficially own greater than 5% of the Company's outstanding stock) of the Company enter into similar agreements.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such 180-day period.

          14.  Form S-3 Registration.  In case the Company shall receive request
               ---------------------
or requests from the Initiating Holders that the Company effect a registration on Form S-3 (or any similar successor form) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the pro posed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 14: (i) if the Company is not qualified as a registrant entitled to use Form S-3 (or the applicable successor form); or (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and any other securities at an aggregate price to the public of less than $1,000,000; or
     (iii) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 (or applicable successor form) for the Holders pursuant to this Section 14; or (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

          15.  Adjustments Affecting Registrable Securities.  The Company will
               --------------------------------------------
not take any action with respect to the Registrable Securities which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration, except when such adjustments are otherwise required by law, including disclosure obligations under federal securities laws.

          16.  Cross-References.  All cross-references in this Agreement, unless
               ----------------
specifically directed to another agreement or document, refer to provisions within this Agreement.

          17.  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a registration statement and which does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of a majority of the Registrable Securities being sold; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          18.  Notices.  All notices, demands and requests required by this
               -------
Agreement shall be in writing and shall be deemed to have been given for all purposes (a) upon personal delivery, (b) one business day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, or (c) five days after posting when sent by registered or certified mail (return receipt requested), addressed to the Company or an Investor at his, her or its address set forth on the signature pages hereof. Any party hereto may from time to time by notice in writing served upon the others as provided herein, designate a different mailing address or a different person to which such notices or demands are thereafter to be addressed or delivered.

          19.  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities to which the registration rights granted by this Agreement have been assigned as permitted herein.

          20.  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, each of which shall be deemed to be an original, and when executed, separately or together, shall constitute a single original instrument, effective in the same manner as if the parties hereto had executed one and the same instrument.

          21.  Captions.  Captions are provided herein for convenience only and
               --------
they are not to serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.

          22.  Governing Law.  This Agreement shall be governed by, interpreted
               -------------
under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware. In the event a judicial or other proceeding is necessary to resolve any dispute hereunder, the sole forum for resolving disputes arising under or relating to this Agreement shall be the Municipal and Superior Courts for the County of Orange, State of California, or the federal district court for the district of California associated with such county and all related appellate courts and the parties hereby consent to the jurisdiction of such courts, and that venue shall be in such county.

          23.  Severability.  The provisions of this Agreement are severable.
               ------------
The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

          24.  Entire Agreement.  This Agreement contains the entire
               ----------------
understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior written and oral agreements, understandings, commit ments and practices between the parties, including all prior agreements with respect to registration rights. In particular, that certain Rights Agreement, dated May 19, 1995, by and among the Company and the Holders listed therein, is hereby terminated and shall be of no further force or effect.

          25.  Attorneys' Fees.  In the event any party to this Agreement
               ---------------
initiates any action, suit, motion, application or other proceeding which concerns the interpretation or enforcement of this Agreement, the prevailing party in such action, suit, motion, application or proceeding, or judgment creditor, shall be entitled to recover its costs and reasonable attorneys' fees from the non-prevailing party or judgment debtor, including costs and fees on appeal, if any.

          26.  Bridge Financing.  Each of the parties hereto hereby consents to
               ----------------
(and waives any preemptive rights it may have with respect to) the consummation by the Company of one or more bridge financings involving promissory notes in an aggregate amount not to exceed $5.5 million. The bridge financing will be used to satisfy the Company's working capital needs prior to the time it consummates its initial public offering (the "Offering") and will include the issuance by the Company of warrants to acquire Common Stock with a value equal to the amount of the bridge financing based upon (i) the price of the Common Stock in the Offering if the Offering occurs prior to March 7, 1997 or (ii) $4.00 per share if the Offering does not occur prior to March 7, 1997. The Common Stock issuable upon exercise of the warrants will be registered at the time of the Offering.

          IN WITNESS WHEREOF, the parties hereto have executed this Master Registration Rights Agreement with the intent and agreement that the same shall be effective as of the day and year first above written.


                      THE COMPANY:

                      VIRTUAL MORTGAGE NETWORK, INC.,
                      a Nevada corporation


                      By:   /s/ JOHN MURRAY
                            -------------------------------------------------
                      Title:  CEO
                            -------------------------------------------------
                      Address:  4590 MacArthur Boulevard
                                Suite 175
                                Newport Beach, CA 92660



                      INVESTORS:


                      AMERICAN GROWTH FUND I, L.P.,
                      a California limited partnership
                      by:  American Growth Capital Corporation
                      its: Managing General Partner


                      By: /s/ DONNA SNYDER
                         ---------------------------------------------------
                           Donna Snyder, President

                      Address:  1455 East Tropicana Avenue
                                Suite 1100
                                Las Vegas, NV 89119



                      INTEL CORPORATION


                      By: /s/ RANDY TINSLEY
                         ---------------------------------------------------
                      Title:
                            ------------------------------------------------
                      Address:  2200 Mission College Blvd.
                                Santa Clara, CA 95052

                      RICHARD P. AZWELL


                      By:       /s/ Richard P. Azwell
                          -----------------------------------------------
                      Title:    Investor, IRA
                             --------------------------------------------
                      Address:  5131 SW 87th Avenue
                                Cooper City, Florida 33328


                      TODD BAXTER


                      By:       /s/ Todd Baxter
                          -----------------------------------------------
                      Title:    Investor
                             --------------------------------------------
                      Address:  2552 Redwood Drive
                                Aptos, California 95003


                      SAMUEL Y. BROOKS


                      By:       /s/ Samuel Y. Brooks
                          -----------------------------------------------
                      Title:    Series A. Preferred Stockholder
                             --------------------------------------------
                      Address:  4444 Westheimer Road, #308
                                Houston, Texas 77027


                      DAMON F. BROWN


                      By:
                          -----------------------------------------------
                      Title:
                             --------------------------------------------
                      Address:  8687 Graton Road
                                Sebastopol, California 95472


                      CATHERINE BUSSINGER


                      By:       /s/ Catherine Bussinger
                          -----------------------------------------------
                      Title:
                             --------------------------------------------
                      Address:  1224 Spruce
                                Berkeley, California 94709

                      Address:  1224 Spruce
                                Berkeley, California 94709

                      MICHAEL CANEPA


                      By:       /s/ Michael Canepa
                          ------------------------------------------------
                      Title:
                             ---------------------------------------------
                      Address:  149 Carmel Riviera Drive
                                Carmel, California 93923


                      SHIN CHUNG CHIU


                      By:       /s/ Shin Chung Chiu
                         ------------------------------------------------
                      Title:
                             --------------------------------------------
                      Address:  803 Columbia Street
                                So. Pasadena, California 91030


                      YONG WUN CHUNG


                      By:       /s/ Yong Wun Chung
                          -----------------------------------------------
                      Title:
                             --------------------------------------------
                      Address:  10211 Brier Lane
                                Santa Ana, California 92705


                      SEUNG JA CHUNG


                      By:       /s/ Seung Ja Chung
                          -----------------------------------------------
                      Title:
                             --------------------------------------------
                      Address:  10211 Brier Lane
                                Santa Ana, California 92705


                      YONG WUN CHUNG


                      By:       /s/ Yong Wun Chung
                          -----------------------------------------------

                      Title:
                             --------------------------------------------
                      Address:  2621 So. Bristol Street, #101
                                Santa Ana, California 92704

                      HENRY LEE EVANS


                      By:       /s/ Henry Lee Evans
                         ------------------------------------------------
                      Title:    Sales Specialist
                            ---------------------------------------------
                      Address:  1106 Ridgecrest Circle
                                Denton, Texas 76205


                      ALFRED B. GIBSON


                      By:       /s/ Alfred B. Gibson
                         ------------------------------------------------
                      Title:    Owner
                            ---------------------------------------------
                      Address:  8584 Creekview Dr.
                                Frisco, Texas 75034


                      ROBERT B. HAYES


                      By:       /s/ Robert B. Hayes
                         ------------------------------------------------
                      Title:    AGF L.P.
                            ---------------------------------------------
                      Address:  57546 Redondo Street
                                Yucca Valley, California 92284


                      JEANE E. HAYES


                      By:       /s/ Jeane E. Hayes
                         ------------------------------------------------
                      Title:    AGF L.P.
                            ---------------------------------------------
                      Address:  57546 Redondo Street
                                Yucca Valley, California 92284

                      THE LISS TRUST


                      By: /s/ Jack R. & Janis D. Liss
                         -----------------------------------------------
                      Title:
                            --------------------------------------------
                      Address:  7051 Seal Circle
                                Huntington Beach, CA 92648


                      FRED MARTEL


                      By: /s/ Fred Martel
                         -----------------------------------------------
                      Title:
                            --------------------------------------------
                      Address:  23714 Vilena
                                Mission Viejo, California 92692


                      JOHN K. MERTZ


                      By: /s/ John K. Mertz
                         -----------------------------------------------
                      Title:
                            --------------------------------------------
                      Address:  26760 Adams Road
                                Los Gatos, California 95030


                      VALERIE J. EMERY


                      By: /s/ Valerie J. Emery
                         -----------------------------------------------
                      Title:
                            --------------------------------------------
                      Address:  26760 Adams Road
                                Los Gatos, California 95030


                      ERNESTO G. PAMPLONA


                      By:
                         ----------------------------------------------
                      Title:
                            -------------------------------------------
                      Address:  13250 Rose Street

                                Cerritos, California 90703

                      WILLIAM FORD PERSONS


                      By:       /s/ William Ford Persons
                         --------------------------------------------
                      Title:
                            -----------------------------------------
                      Address:  245 3rd Avenue
                                Venice, California 90291


                      JAMES S. RO


                      By:
                         --------------------------------------------
                      Title:
                            -----------------------------------------
                      Address:  9 Mallard
                                Irvine, California 92714


                      ROBERT R. ROUTH, JR.


                      By:       /s/ Robert R. Routh, Jr.
                         --------------------------------------------
                      Title:
                            -----------------------------------------
                      Address:  3605 Country Club Drive
                                Los Angeles, California 90019


                      VIVIENNE M. ROUTH, JR.


                      By:       /s/ Vivienne M. Routh, JR.
                         -------------------------------------------
                      Title:
                            ----------------------------------------
                      Address:  3605 Country Club Drive
                                Los Angeles, California 90019


                      TED H. ROWCLIFFE


                      By:       /s/ Ted S. Rowcliffe
                         -------------------------------------------
                      Title:
                            ----------------------------------------

                      Address:  357 North Humphreys Way
                                Glendora California 91741

                      GILBERT SANGARI


                      By:       /s/ Gilbert Sangari
                         ---------------------------------------------
                      Title:
                            ------------------------------------------
                      Address:  6572 Stonehill Drive
                                San Jose, California 95120


                      CARLYE C. WATTIS


                      By:       /s/ Carlye C. Wattis
                         ---------------------------------------------
                      Title:
                            ------------------------------------------
                      Address:  2800 S. University Blvd. #108
                                Denver, Colorado 80210


                      FLORENCE SINGER WHALEN


                      By:       /s/ Florence Singer Whalen
                         ---------------------------------------------
                      Title:    General Partner
                            ------------------------------------------
                      Address:  26039 Chambers Avenue
                                Sun City, California 92586


                      DONALD B. BAXTER


                      By:       /s/ Donald B. Baxter
                         ---------------------------------------------
                      Title:
                            ------------------------------------------
                      Address:  98 East 2050 North
                                Centerville, Utah 84014


                      Baker Revocable Trust #1


                      By:       /s/ Robert Baker, TTEE
                         --------------------------------------------
                      Title:    Trustee
                            -----------------------------------------

                      Address:  177 Calle Bella Vista
                                Camarillo, California 93010

                      BAKER REVOCABLE TRUST, NO.1


                      By: /s/ Mildred Baker
                         ------------------------------------------------
                      Title: Trustee
                            ---------------------------------------------
                      Address:  177 Calle Bella Vista
                                Camarillo, California 93010


                      DONALD BROWN


                      By: /s/ Donald Brown
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  70 Via Chepparo
                                Greenbrae, California 94904


                      JOHN J. COURTLEY


                      By: /s/ John J. Courtley
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  1920 Michels Drive NE
                                Palm Bay, Florida  32905


                      CHRIS FRIES


                      By: /s/ Chris Fries
                         ------------------------------------------------
                      Title: Vice President
                            ---------------------------------------------
                      Address:  22626 Susana Ave.
                                Torrance, California 90505

                      PATRICIA HAIGHT


                      By: /s/ Patricia Haight
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  20606 Pacific Coast Highway
                                Malibu, California 90265


                      ARUNA RAO


                      By: /s/ Aruna Rao
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  2381 Tiger Tail Lane
                                Palm Springs, California 92264


                      NARASYIMHA RAO


                      By: /s/ Narasyimha Rao
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  2381 Tiger Tail Lane
                                Palm Springs, California 92264


                      DEWAYNE REDING


                      By: /s/ Dewayne Reding
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  1251 Monticello Road
                                Napa, California 94588


                      JAMES GLOCKNER


                      By: /s/ James Glockner
                         ------------------------------------------------
                      Title: Principal
                            ---------------------------------------------
                      Address:  1454 California St.  #1

                                San Francisco, California 94109

                      ANTHONY SEMON


                      By: /s/ Anthony Semon
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  1274 Stanyan Street
                                San Francisco, California 94117



                      JOHN WELLS


                      By: /s/ John Wells
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  320 California St.
                                San Francisco, California 94109


                      LOIS FROST


                      By: /s/ Lois Frost
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  26590 Rancho San Carlos Rd.
                                Carmel, California 93923

                      MICHAEL BAXTER


                      By: /s/ Michael Baxter
                         ------------------------------------------------
                      Title: Investor
                            ---------------------------------------------
                      Address:  1725 Eastbrook Court
                                Santa Cruz, California 95062


                      ZOGUB FAMILY BUSINESS TRUST


                      By: /s/ Ronald L. Bartholomew
                         ------------------------------------------------
                      Title: Trustee
                            ---------------------------------------------
                      Address:  20 Corporate Park, Suite 260
                                Irvine, CA 92606-9998

                      ROBERT DOLAN


                      By: /s/ Robert Dolan
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  1541 N. Lindendale Ave
                                Fullerton, California 92361


                      FRANK RAAB


                      By: /s/ Frank Raab
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  1280 Monte Cielo Drive
                                Beverly Hills, California 90210


                      LEO KWAN, M.D.


                      By: /s/ Leo Kwan, MD
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  4132 Salacia Drive
                                Irvine, California 92720


                      BEVERLY S. MAMEY


                      By: /s/ Beverly S. Mamey
                         ------------------------------------------------
                      Title: Stockholder
                            ---------------------------------------------
                      Address:  1820 Tahuna Terrace
                                Corona Del Mar, California 92625

                      JOHN F. EADES


                      By: /s/ John F. Eades
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  225 NW 11th Street
                                Del Ray Beach, Florida 33444


                      ALBERT E. BONTE TRUST W/A/D 10/15/82


                      By: /s/ Albert E. Bonte, TTEE
                         ------------------------------------------------
                      Title: Trustee
                            ---------------------------------------------
                      Address:  200 SE Four Winds Dr. #211
                                Stuart, Florida 34996


                      MARY-LUCILLE BONTE TRUST W/A/D 10/15/82


                      By: /s/ Albert E. Bontee, TTEE
                         ------------------------------------------------
                      Title: Trustee
                            ---------------------------------------------
                      Address:  200 SE Four Winds Dr. #211
                                Stuart, Florida 34996


                      JOSE L. VELAZQUEZ


                      By: /s/ Jose L. Velazquez
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  935 Pine Hill Rd.
                                Palm Harbor, Florida 34683


                      JOSE DAVID VELAZQUEZ


                      By: /s/ Jose David Velazquez
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  935 Pine Hill Rd.

                                Palm Harbor, Florida 34683

                      AMERICAN GROWTH CAPITAL


                      By: /s/ Donna Synder
                         ------------------------------------------------
                      Title: President
                            ---------------------------------------------
                      Address:  1455 E. Tropicana Ste. 100
                                Las Vegas, Nevada 89119


                      NANNETTE KEARNEY


                      By: /s/ Nannette Kearney
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  240 El Dorado Parkway
                                Plantation, Florida 33317


                      RUPERT 1993 FAMILY TRUST


                      By: /s/ R. C. Rupert
                         ------------------------------------------------
                      Title:  Trustee
                            ---------------------------------------------
                      Address:  2896 Via Victoria
                                Palos Verdes, California 90274

                      ROBERT D. CURRIER


                      By: /s/ Robert D. Currier
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  1485 English Drive
                                San Jose, California 95129


                      ANNETTE L. CURRIER


                      By: /s/ Annette L. Currier
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  1485 English Drive
                                San Jose, California 95129


                      JAMES WENKER


                      By: /s/ James Wenker
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  802 El Redondo
                                Redondo Beach, California 90277


                      BETTY WENKER


                      By: /s/ Betty Wenker
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  802 El Redondo

                                Redondo Beach, California 90277

                      STEPHAN HEROLD


                      By: /s/ Stephan Herold
                         ------------------------------------------------
                      Title: President
                            ---------------------------------------------
                      Address:  4685 South Ash
                                Tempe, Arizona 85282


                      MARK BUZBY


                      By: /s/ Mark Buzby
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  2131 Beta Court
                                Orange Park, FL 32073


                      JULIE WALTHER-VINCENT


                      By: /s/ Julie Walther-Vincent
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  8894 Las Montanas
                                Las Vegas, Nevada 89117


                      MARY JEAN WALTHER


                      By: /s/ Mary Jean Walther
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  8894 Las Montanas
                                Las Vegas, Nevada 89117


                      ROBERT WALTHER


                      By: /s/ Robert Walther
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  8894 Las Montanas
                                Las Vegas, Nevada 89117

                      DR. GARY LUDI


                      By: /s/ Gary Ludi, MD
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  2035 Azalea Drive
                                Roswell, Georgia 30075


                      PETER SCHICK


                      By: /s/ Peter Schick
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  3654 Goodland Ave.
                                Studio City, California 91604


                      VIET Q. NGUYEN


                      By: /s/ Viet Q. Nguyen
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  2616 S. Fern Street
                                Arlington, Virginia 22202

                                San Francisco, California 94109

                      JAMES I. BETSON


                      By: /s/ JAMES I. BETSON
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  9631 Dundawan Road
                                Baltimore, Maryland 21236


                      DOROTHY E. BETSON


                      By: /s/ DOROTHY E. BETSON
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  9631 Dundawan Road
                                Baltimore, Maryland 21236


                      CLARK W. DAVIS


                      By: /s/ CLARK W. DAVIS
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  4543 Gullane Circle
                                Dayton, Ohio 45429


                      IRIS B. DAVIS


                      By: /s/ IRIS B. DAVIS
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  4543 Gullane Circle
                                Dayton, Ohio 45429

                      HERBERT FRISKE


                      By: /s/ HERBERT FRISKE
                         ------------------------------------------------
                      Title: Beneficiary
                            ---------------------------------------------
                      Address:  9833 Rupp
                                Petoskey, Michigan 49770


                      JOAN FRISKE


                      By: /s/ JOAN FRISKE
                         ------------------------------------------------
                      Title: Beneficiary
                            ---------------------------------------------
                      Address:  9833 Rupp
                                Petoskey, Michigan 49770


                      HUBERT M. REID


                      By: /s/ HUBERT M. REID
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  1509 Kalmia Road, N.W.
                                Washington, DC 20012


                      RICHARD C. LARISON


                      By: /s/ RICHARD C. LARISON
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  129 Moose Lane
                                Las Vegas, NV 89128

                      THE GILBERT AND ROSALINDA STRANGE 1988 LIVING TRUST OF 9/23/88


                      By: /s/ Gilbert Strange
                         ------------------------------------------------
                      Title: Trustee
                            ---------------------------------------------
                      Address:  5610 S. Evangeline Court
                                Las Vegas, Nevada 89120



                      JOSE R. CRUZ


                      By: /s/ Jose R. Cruz
                         ------------------------------------------------
                      Title: Technology Support Manager
                            ---------------------------------------------
                      Address:  12715 SW 33rd Terrace
                                Miami, Florida 33175

                      CONRAD P. SEGHERS


                      By:       /s/ Conrad P. Seghers
                         ------------------------------------------------
                      Title:
                            ---------------------------------------------
                      Address:  6157 Crestmont
                                Dallas, Texas 75214


                      WINIFRED B. SEGHERS


                      By:       /s/ Winifred B. Seghers
                         ------------------------------------------------
                      Title:    Financial Analyst
                            ---------------------------------------------
                      Address:  6157 Crestmont
                                Dallas, Texas 75214


                      DAVID H. FREDERICK


                      By:       /s/ David H. Frederick
                         ------------------------------------------------
                      Title:    Trustee
                            ---------------------------------------------
                      Address:  3102 Red Fox Run
                                Kissimmee, Florida 34746